SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2001

Preserver Group, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-671	22-0747730
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

95 Route 17 South
Paramus, New Jersey 07653
(Address of principal executive offices)

Registrant's telephone number, including area code: (201) 291-2000

(Former name or former address, if changed since last report)

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following Exhibit is filed as part of this report:

99.1- Preserver Group, Inc. Press Release (August 14, 2001).

Item 9 – Regulation FD Disclosure

             On August 14, 2001, the Company issued the press release attached  hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:  August 14, 2001

PRESERVER GROUP, INC.

By: /s/ Patrick J. Haveron
Patrick J. Haveron

Executive Vice President ,
Chief Executive Officer and
Chief Financial Officer